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                                                                    EXHIBIT 10.9

                              IXL ENTERPRISES, INC.
                        1999 EMPLOYEE STOCK OPTION PLAN,
              AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 16, 2000

1.       PURPOSES.

                  The purpose of the iXL Enterprises, Inc. 1999 Employee Stock Option Plan (the "Plan") is to foster and promote the long-term financial success of the Company and materially increase shareholder value by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and (c) enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

2.       DEFINITIONS.

                  (a) Certain Definitions. Except as set forth on schedule "A" attached hereto, Capitalized terms used herein without definition shall have the respective meanings set forth below:

                  "Act" means the Securities Exchange Act of 1934, as amended.

                  "Board" means the Board of Directors of the Company.

                  "Cause" means (i) the willful failure by the Participant (other than due to physical or mental illness) to perform substantially his duties as an employee of the Company or any Subsidiary after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony or (iv) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose any information pertaining to the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary.

                  "Change in Control" means the occurrence of any of the following events:

                           (1) the members of the Board at the beginning of any consecutive twenty-four calendar month period (the "Incumbent Directors") cease for any reason to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four calendar month period other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director; or


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                           (2)      any "person," including a "group" (as such
                  terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding Kelso, the Company, any Subsidiary or any employee benefit plan of the Company or any Subsidiary is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                            (3) the stockholders of the Company shall approve a definitive agreement (A) for the merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the stockholders of the Company immediately prior to the effective date of such merger own a percentage of the voting power in such corporation that is less than one-half of the percentage of the voting power they owned in the Company immediately prior to such transaction or (B) for the sale or other disposition of all or substantially all of the assets of the Company to any other entity; provided, in each case, that such transaction shall have been consummated; or

                           (4) the purchase of Stock pursuant to any tender or exchange offer made by any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), other than Kelso, the Company, any Subsidiary, or an employee benefit plan of the Company or any Subsidiary, for 20% or more of the Stock of the Company.

         Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

                  "Change in Control Price" means the highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Stock on any of the 30 trading days immediately preceding the date on which a Change in Control occurs.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the Compensation Committee of the Board or such other committee as the Board may from time to time designate to administer the Plan (or in the absence of any such designation, the Board), provided that following the IPO, any such committee shall consist of two or more members, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3, as promulgated under the Act.


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                  "Company" means iXL Enterprises, Inc., a Delaware corporation, and any successor thereto.

                  "Disability" means, unless otherwise determined by the Committee with respect to a particular Option, disability of the Participant within the meaning of any long-term disability plan maintained by the Company.

                  "Employee" means any employee of the Company or any Subsidiary.

                  "Fair Market Value" means, on any date, (i) prior to an IPO, as determined and established by the Committee based on such relevant facts, which may include opinions of "independent experts," or annual appraisals of the fair market value of the Company as may be available to the Committee, and (ii) following an IPO, the closing price of the Stock on a national securities exchange (or on such other recognized quotation system on which the trading prices of the Stock are quoted at the relevant time) on such date, provided that in the event that there are no Stock transactions reported on such exchange (or such other system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.

                  "IPO" means the initial public offering of the Company's
         Stock.

                  "Kelso" means Kelso Investment Associates V, L.P., together with Kelso Equity Partners V, L.P.

                  "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an "Incentive Stock Option" (ISO) within the meaning of
         Section 422 of the Code or (ii) a "Nonstatutory Stock Option" (NSO). Unless the Committee shall otherwise specify at the time of grant, any Option granted hereunder shall be a Nonstatutory Stock Option.

                  "Participant" means any Employee designated by the Committee to receive an Option under the Plan.

                  "Retirement" means termination of a Participant's employment on or after the normal retirement date or, with the Committee's approval, on or after any early retirement date established under any retirement plan maintained by the Company, or any Subsidiary in which the Participant participates.

                  "Stock" means the Common Stock of the Company, par value $0.01 per share.


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                  "Subsidiary" means any corporation in which the Company owns, directly or indirectly, stock representing 50% or more of the voting power of all classes of stock entitled to vote and any other business organization, regardless of form, in which the Company possesses directly or indirectly 50% or more of the total combined equity interests in such organization.

                  "UK Approved Options" means options granted to UK resident Employees pursuant to the terms and conditions set forth in Schedule "A", attached hereto.

                  (b) Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

3.       POWERS OF THE COMMITTEE

                  The Committee shall be responsible for the administration of the Plan, including, without limitation, determining which Employees receive Options, what kind of Options are granted under the Plan and for what number of shares, and the other terms and conditions of each such Option. The Committee may establish different terms and conditions for different types of Options, for different Participants receiving the same type of Option and for the same Participant for each Option such Participant may receive, whether or not granted at different times. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it may deem necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon the Company, all Participants and any person claiming under or through any Participant.

4.       STOCK SUBJECT TO PLAN

                  (a)      Number. Subject to the provisions of Section 4(b) and
(c), the number of shares of Stock subject to Options under the Plan may not exceed 5,000,000 shares of Stock, plus any shares which, after the effective date of the Plan, become available for Options under this Plan in accordance with Section 4(b) below. Without limiting the generality of the foregoing, whenever shares are received by the Company in connection with the exercise of any Option granted under the Plan, only the net number of shares actually issued shall be counted against the foregoing limit. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock not reserved for any other purpose.

                  (b) Canceled, Terminated, or Forfeited Options. Any shares of Stock subject to any Option granted hereunder which for any reason is canceled, terminated or otherwise settled without the issuance of any Stock shall be available for further Options under the Plan.


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                  (c)      Adjustment in Capitalization. Subject to Schedule "A"
with respect to UK Approved Options, in the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary cash dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change or other similar event that affects the Stock such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee shall, in such manner as the Committee shall deem equitable, adjust any or all of (i) the number and kind of shares which thereafter may be optioned and sold under the Plan (including, without termination, adjusting the limits on the number and types of Options that may be made under the Plan), (ii) the number and kinds of shares subject to outstanding Options and (iii) the exercise price with respect to any of the foregoing. Additionally, except as provided on Schedule A, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Option. However, the number of shares subject to any Option shall always be a whole number.

5.       STOCK OPTIONS

                  (a) Grant of Options. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options, provided that no Incentive Stock Option shall be granted to any Employee who is not eligible to receive such an Option under Section 422 of the Code and the regulations thereunder. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant. Without limiting the foregoing, except as provided on Schedule A, the Committee may grant Options containing provisions for the issuance to the Participant, upon exercise of such Option and payment of the exercise price therefor with previously owned shares of Stock, of an additional Option for the number of shares so delivered. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

                  (b) Option Price. Unless otherwise determined by the Committee at the time of grant and except as provided on Schedule A, Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value of a share of Stock on the date the Option is granted.

                  (c) Exercise of Options. Subject to Schedule A, Options awarded under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions including the performance of a minimum period of service or the satisfaction of performance goals, as the Committee may impose, either at or after the time of grant of such Options; provided that no Option shall be exercisable for more than 10 years after the date on which it is granted.

                  (d) Payment. The Committee shall establish procedures governing the exercise of Options. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the option price therefor.


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Without limiting the generality of the foregoing, except as provided in Schedule
A, the Committee may provide, on such terms and conditions as the Committee determines appropriate, that payment of the option price may be made (i) in cash or its equivalent, (ii) by exchanging shares of Stock owned by the optionee (which are not the subject of any pledge or other security interest), (iii) through an arrangement with a broker approved by the Company whereby payment of the exercise price is accomplished with the proceeds of the sale of Stock or
(iv) by any combination of the foregoing, provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such option price.

                  (e) Termination of Employment Due to Death, Disability or Retirement. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of death, Disability or Retirement, any Options granted to such Participant which are exercisable at the date of his or her death, Disability or Retirement may be exercised at any time prior to the earlier of the expiration of the term of the Options or within one (1) year (or such other period as the Committee shall determine at the time of grant) following the Participant's termination of employment. Unless otherwise determined by the Committee at the time of grant, and Options which have not become exercisable in accordance with the terms thereof shall be cancelled upon the Participant's termination of employment.

                  (f) Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at or after the time of grant, except as provided in Schedule A, in the event the employment of the Participant shall terminate for any reason other than those described in Section 5(f), any Options granted to such Participant which are exercisable at the date of the Participant's termination of employment shall be exercisable at any time prior to the earlier of the expiration of the term of the Options or the sixtieth day following the Participant's termination of employment; provided that, if a Participant's employment is terminated for Cause, all Options granted to such Participant which are then outstanding shall be immediately forfeited (whether or not then exercisable).

                  (g) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code.

                  (h) Buyout. Except as provided in Schedule A, the Committee may at any time offer to buy out an Option previously granted for a payment in cash, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.


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6.       CHANGE IN CONTROL

                  (a) Accelerated Vesting and Payment. Subject to the provisions of Section 6(b) below and Schedule A, in the event of a Change in Control, each Option shall be, at the discretion of the Committee, either canceled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for such Option, or fully exercisable regardless of the exercise schedule otherwise applicable to such Option.

                  (b) Alternative Options. Except as provided on Schedule A, notwithstanding Section 6(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Option if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Option shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a Subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must:

                  (i) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

                   (ii) have substantially equivalent economic value to such Option (determined at the time of the Change in Control);

                  (iii) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Option shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's base salary or a Participant's incentive compensation opportunity or a material reduction in the Participant's responsibilities, in any such case without the Participant's written consent.

7.       AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

                  Subject to Schedule A, the Board at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan, except that no amendment, modification, or termination of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan, without the consent of the Participant to whom such Option was granted. Notwithstanding the foregoing, the Board may not increase the total number of shares of Stock subject to the Plan without shareholder approval (except pursuant to Section 4(c)).


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8.       MISCELLANEOUS PROVISIONS

                  (a) Nontransferability of Options. Subject to Schedule A, unless the Committee shall permit (on such terms and conditions as it shall establish) an Option to be transferred to a member of the Participant's immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the "Permitted Transferees"), no Option shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or, if applicable, the Permitted Transferees. The rights of a Permitted Transferee shall be limited to the rights conveyed to such Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.

                  (b) Beneficiary Designation. Except as provided on Schedule A, each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his or her estate.

                  (c) No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company, or any Subsidiary to terminate any Participant's employment at any time, nor to confer upon any Participant any right to continue in the employ of the Company, or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Options.

                  (d) Tax Withholding. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Options under this Plan. No shares shall be issued pursuant to any Option unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Option. Without limiting the generality of the foregoing, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Stock (including Stock issuable in respect of an Option) to satisfy, in whole or in part, the amount required to be withheld.

                  (e) Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Options thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable Federal and State laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Options, the issuance or delivery of Stock


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under any Option or any other action permitted under the Plan to permit the
Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Stock or other required action under any Federal or State law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Option or to otherwise sell or issue Stock in violation of any such laws, rules, or regulations; and any postponement of the exercise of any Option under this provision shall not extend the term of such Options, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Option (or Stock issuable thereunder) that shall lapse because of such postponement.

                  (f) Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

                  (g) Effective Date. Subject to the approval of the shareholders of the Company, the Plan shall be effective on February 3, 1999. No Options may be granted under the Plan after February 3, 2009.

                  (h) No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

                  (i) Deferrals. Except as provided on Schedule A, the Committee may postpone the exercising of Options, the issuance or delivery of Stock under any Option or any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Option other than an Incentive Stock Option.

                  (j) Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of New York, without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

                  (k) No Impact On Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Option shall


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be treated as compensation for purposes of calculating an Employee's right under any such plan, policy or program.

                  (l) No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) except as provided in Section 7, to limit the right or power of the Company, or any Subsidiary to take any action which such entity deems to be necessary or appropriate.


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                                   SCHEDULE A

           APPENDIX TO IXL ENTERPRISES 1999 EMPLOYEE STOCK OPTION PLAN

                       UK INLAND REVENUE APPROVED OPTIONS

             (AS APPROVED BY THE INLAND REVENUE ON [ ] REFERENCE [ ]



A        GRANT OF UK INLAND REVENUE APPROVED OPTIONS

         The Board may, notwithstanding any other provision of the Plan, grant Nonstatutory Stock Options to UK resident Employees under this Schedule as approved by the UK Inland Revenue. To every such Option (a "UK Approved Option") the provisions of the Plan shall apply except as modified by the provisions of this Schedule.

B        DEFINITIONS

B.1 The definitions of the Plan shall apply to UK Approved Options, with the following modifications and/or additions:

         "Employee"        means any Full-time director or any employee (other
                           than one who is a director) of the Company or any Subsidiary, but excluding any Excluded Person

         Excluded Person   any person who has (or has within the preceding 12
                           months had) a material interest in the Company (if then a close company) or a company which is a close company and either controls the Company or is a member of a consortium which owns the Company

         Fair Market Value the market value of a share of Stock determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992

         Full-time         required to devote substantially the whole of
                           his working time to the business of the Company or Subsidiaries and required under his terms of service to work for his employing company for no less than 25 hours per week (excluding meal breaks)

         Stock means the common stock of the Company, par value $0.01 per share, which complies with the requirements of paragraphs 10 to 14 of Schedule 9 to the Taxes Act

         Subsidiary        any company which is for the time being under the
                           control of the Company

B.2 In this Schedule, except where inconsistent with the subject or context, words or expressions defined in or bearing a specific meaning for the purposes of Schedule 9 to the Income and Corporation Taxes Act 1988 and every statutory modification or re-enactment thereof or a relevant provision thereof shall bear the same meaning

C        (POUND)30,000 LIMIT

         No UK Approved Option shall be granted under this Schedule A to an Employee if the aggregate Option Price of the Stock comprised therein, when added to the aggregate of the market value of stock which may be acquired under any outstanding Options granted to him under this Schedule A


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         to the Plan or any other share option scheme approved under Schedule 9 to the Taxes Act and established by the Company or an associated company thereof (not being a savings-related share option scheme and excluding, for the avoidance of doubt, the main provisions of the
         Plan), would exceed, or further exceed, (pound)30,000 or such other limit as may apply from time to time under paragraph 28 of Schedule 9 to the Taxes Act. For the purposes of this rule, the market value shall be as determined at the time of grant of options under the rules of the relevant share option scheme.

D        STOCK SUBJECT TO PLAN - ADJUSTMENT IN CAPITALIZATION

D.1 Any adjustment to UK Approved Options under Section 4(c) of the Plan must be approved in advance by the Inland Revenue.

D.2 The Committee's authority under Section 4(c) of the Plan to make provisions for a cash payment to a Participant or a person who has an outstanding Option shall not apply to UK Approved Options.

E        STOCK OPTIONS - GRANT OF OPTIONS

E.1 The Committee's authority under Section 5(a) of the Plan to grant Options containing provisions for the issuance to the Participant, upon exercise of an Option and payment of the exercise price therefor with previously owned shares of Stock, of an additional Option for the number of shares so delivered, shall not apply to UK Approved Options.

E.2 Each UK Approved Option shall be evidenced by a certificate executed by the Company as a deed.

F        STOCK OPTIONS - OPTION PRICE

         Section 5(b) of the Plan shall be replaced as follows:

         "UK Approved Options granted pursuant to this Schedule shall have an exercise price which is not less than the Fair Market Value of a share of Stock on the date the UK Approved Option is granted, as agreed with the Inland Revenue on or within 30 days before that date and not less than the par value of a share of Stock. Such price may be from time to time adjusted pursuant to the Plan and this Schedule A.""

G        STOCK OPTIONS - EXERCISE OF OPTIONS

G.1      Restrictions or conditions imposed by the Committee under Section
         5(c) of the Plan must be objective and relevant and must be determined by the Committee on or prior to the date of grant of a UK Approved Option and notified to the Participant at the time of grant.

G.2 Notwithstanding any other provision of the Plan or this Schedule, no UK Approved Option may in any event be exercised by a Participant who is at the time of such exercise an Excluded Person.

G.3 All issues or transfers of Ordinary Shares will be made within 30 days of the date of exercise of the related Option, and will be subject to such consents (if any) of HM Treasury or other authorities as may for the time being be necessary and it shall be the responsibility of the Option Holder:

         (a) to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent; and

         (b) in the case of a transfer of Ordinary Shares, to pay the requisite stamp duty or stamp duty reserve tax.

H        STOCK OPTIONS - PAYMENT

         Payment of the Option Price in relation to UK Approved Options must be made in cash (Section 5(d) of the Plan).


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


I        STOCK OPTIONS - TERMINATION OF EMPLOYMENT FOR ANY OTHER REASON

         Any terms governing what happens to a UK Approved Options on cessation of employment must be determined by the Committee at or before the time of grant.

J        STOCK OPTIONS - BUYOUT

         Section 5(h) of the Plan shall not apply to UK Approved Options.

K        CHANGE IN CONTROL - ACCELERATED VESTING AND PAYMENT

         Section 6(a) of the Plan shall be replaced as follows with respect to UK Approved Options:

         "Subject to the provisions of Section 6(b) below, in the event of a Change of Control, each UK Approved Option shall be fully exercisable regardless of the exercise schedule applicable to such UK Approved Option"

L        CHANGE IN CONTROL - ALTERNATIVE OPTIONS

L.1 Section 6(b) of the Plan shall not apply to UK Approved Options. The provisions of this paragraph shall apply instead.

L.2 Notwithstanding Section 6(a) of the Plan, if any company ("the Acquiring Company"):

         (a) obtains control of the Company as a result of making a general offer:

                  (i) to acquire the entire common stock of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company; or

                  (ii)     to acquire all the Stock;

         (b) obtains control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the Companies Act 1985 or Article 418 of the Companies (Northern Ireland) Order 1986; or

         (c) becomes bound or entitled to acquire stock in the Company under sections 428 to 430 of that Act or Articles 421 to 423 of that Order,

         any Participant may at any time within the Appropriate Period, by agreement with the Acquiring Company, release his rights under this Schedule A (in this paragraph L referred to as "the Old Rights") in consideration of the grant to him of rights (in this paragraph L referred to as "the New Rights") which are equivalent to the Old Rights but relate to shares in a different company (whether the Acquiring Company itself or a company which has control of the Acquiring Company or a company which either is, or has control of a company which is a member of a consortium owning either the Acquiring Company or a company having control of the Acquiring Company).

L.3      In paragraph L.2 above the "Appropriate Period" means:

         (a) in a case falling within paragraph L.2(a), the period of six months beginning with the time when the person making the offer has obtained control of the Company and any conditions subject to which the offer is made is satisfied;

         (b) in a case falling within paragraph L.2(b), the period of six months beginning with the time when the court sanctions the compromise or arrangement; and

         (c) in case falling within paragraph L.2(c), the period during which the Acquiring Company remains bound or entitled as mentioned in that paragraph.

L.4 The New Rights shall not be regarded for the purposes of this paragraph L as equivalent to the Old Rights unless:

         (a) the shares to which they relate satisfy the conditions specified, in relation to scheme shares, in paragraphs 10 to 14 of Schedule 9 to the Taxes Act;

         (b) the New Rights will be exercisable in the same manner as the Old Rights and subject to the provisions of this Scheme as it had effect immediately before the release of the Old Rights; and

         (c) the total market value, immediately before the release, of the Stock which was subject to the Option Holder's Old Rights is equal to the total market value, immediately after the grant, of the stock in respect of which the New Rights are granted to the Participant; and

         (d) the total amount payable by the Participant for the acquisition of stock in pursuance of the New Rights is equal to the total amount that would have been payable for the acquisition of Stock in pursuance of the Old Rights.

M        AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

         No amendment to the provisions of the Plan or this Schedule A relating to UK Approved Option shall become effective until it is approved by the Inland Revenue.

N        MISCELLANEOUS PROVISIONS - NONTRANSFERABILITY OF OPTIONS

N.1 Section 8(a) of the Plan shall be replaced as follows with respect to UK Approved Options:

         "UK Approved Options shall be non-transferable provided that a UK Approved Option may be exercised by a UK resident Participant's legal personal representatives (but, in the event of the insolvency of an Option Holder, all his Options shall lapse).

N.2      Section 8(b) of the Plan shall not apply to UK Approved Options.

N.3      Section 8(i) of the Plan shall not apply to UK Approved Options.


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